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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 22, 2000

                            IPC COMMUNICATIONS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                   000-26171                13-4060937
            --------                   ---------                ----------
(State or Other Jurisdiction of       (Commission              (IRS Employer
       Incorporation)                 File Number)           Identification No.)


                          IPC INFORMATION SYSTEMS, INC.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     000-25492                  58-1636502
          --------                     ---------                  ----------
(State or Other Jurisdiction of       (Commission               (IRS Employer
      Incorporation)                  File Number)           Identification No.)

         WALL STREET PLAZA, 88 PINE STREET
         NEW YORK, NEW YORK                                  10005
         ------------------------------------------------------------
         (Address of principal executive offices)          (zip code)

       Registrant's telephone number, including area code: (212) 825-9060

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

         On February 22, 2000, Global Crossing Ltd. ("Global"), Georgia Merger Sub Corporation ("GC Merger Sub"), IPC Communications, Inc. ("IPC"), IPC Information Systems, Inc. ("IPC Systems"), Idaho Merger Sub Corporation ("IPC Merger Sub"), IXnet, Inc. ("IXnet"), entered into an Agreement and Plan of Merger, a copy of which is attached hereto and incorporated herein by reference in its entirety.

         In connection with the Agreement and Plan of Merger, Global and certain shareholders of IPC also entered into a Consent and Voting Agreement, a copy of which is attached hereto and incorporated by reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(c)      Exhibits.

No.               Description
---               -----------
2.1               Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation,
                  IPC Communications, Inc., IPC Information Systems, Inc., Idaho
                  Merger Sub Corporation and IXnet, Inc.

2.2 Consent and Voting Agreement, dated as of February 22, 2000, among Global Crossing Ltd., Cable Systems Holding LLC and
                  Certain Signatories.

99.1              Joint Press Release of Global Crossing Ltd., IPC
                  Communications, Inc. and IXnet, Inc., dated February 22, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IPC COMMUNICATIONS, INC.

                                     By:  /s/ Alexander Russo
                                         ---------------------
                                     Name:    Alexander Russo
                                     Title:   Vice President & General Counsel

Dated: March 6, 2000




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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     IPC INFORMATION SYSTEMS, INC.

                                     By:  /s/ Alexander Russo
                                         ----------------------
                                     Name:    Alexander Russo
                                     Title:   Vice President & General Counsel

Dated: March 6, 2000




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
                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------
2.1               Agreement and Plan of Merger, dated as of February 22, 2000, among Global Crossing Ltd., Georgia Merger Sub Corporation,
                  IPC Communications, Inc., IPC Information Systems, Inc., Idaho
                  Merger Sub Corporation and IXnet, Inc.

2.2 Consent and Voting Agreement, dated as of February 22, 2000, among Global Crossing Ltd., Cable Systems Holding LLC and
                  Certain Signatories.

99.1              Joint Press Release of Global Crossing Ltd., IPC
                  Communications, Inc. and IXnet, Inc., dated February 22, 2000.





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